Fiscal Fourth Quarter 2025 Results Call June 25, 2025  NASDAQ:  DAKT VIDEO BOARDS & MESSAGE CENTERS INDOOR HIGH RESOLUTION CONTROL SYSTEMS DYNAMIC MESSAGE SIGNS DIGITAL BILLBOARDS Technical & Professional Services Exhibit 99.2

Safe Harbor Statement Forward-Looking Statements: In addition to statements of historical fact, this presentation contains forward-looking statements within the meaning of the federal securities laws and is intended to receive the protections of such laws.  All statements, other than historical facts, included or incorporated in this presentation could be deemed forward-looking statements, particularly statements that reflect the expectations or beliefs of Daktronics, Inc. (the “Company,” “Daktronics,” “we,” or “us”)  concerning future events or our future financial performance. You are cautioned not to place undue reliance on forward-looking statements, which are often characterized by discussions of strategy, plans, or intentions or by the use of words such as "may," "would," "could," "should," "will," "expect," "estimate," "anticipate," "believe," "intend," "plan," "forecast," "project," “predict,” “potential,” “continue,” or “intend,” the negative or other variants of such terms, or other comparable terminology. The Company cautions that these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations as a result of various factors, including, but not limited to, changes in economic and market conditions, management of growth, timing and magnitude of future contracts and orders, fluctuations in margins, the introduction of new products and technology, the impact of adverse weather conditions, increased regulation, the imposition of tariffs, trade wars, the availability and costs of raw materials, components, and shipping services, geopolitical and governmental actions, and other risks described in the Company’s Annual Report on Form 10-K for its 2024 fiscal year (the “Form 10-K”) and in other reports filed with or furnished to the U.S. Securities and Exchange Commission (the "SEC") by the Company. You should carefully consider the trends, risks, and uncertainties described in this presentation, the Form 10-K, and other reports filed with or furnished to the SEC by the Company before making any investment decision with respect to our securities.  If any of these trends, risks, or uncertainties continues or occurs, our business, financial condition, or operating results could be materially and adversely affected, the trading prices of our securities could decline, and you could lose part or all of your investment.  Forward-looking statements are made in the context of information available as of the date of this presentation and are based on our current expectations, forecasts, estimates, and assumptions. The Company undertakes no obligation to update or revise such statements to reflect circumstances or events occurring after this presentation except as may be required by applicable law. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement. Non-GAAP Measures: This presentation contains certain measures that are not defined terms under U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures should not be considered in isolation or as a substitute for, or superior to, measures of liquidity or performance prepared in accordance with GAAP and may not be comparable to calculations of similarly titled measures by other companies. See the Appendix for a description of these financial measures and a reconciliation of all such non-GAAP financial measures to the most directly comparable GAAP financial measures.

FY 2025 BUSINESS REVIEW Solid finish to a transformational year Replenished backlog: Q4 Orders +29% from Q3 and 17% YoY – broad based Business and Digital Transformation in place – on track and driving results More than doubled Q4 operating cash flow YoY

MARKET VERTICALS – FQ4 REVIEW


TOUCHDOWN
STATE




TRAVEL TIME TO
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7 MIN
375
9 MIN

Live Events

- Won major projects at U of Illinois, Charles Schwab Field, Miami Freedom Park, University of Nebraska football and Cincinnati Convention Center
- FY Orders -12% YoY / Q4 -11% YoY
- Good Y/Q after record FY24

Commercial

- Commercial segments all saw strong demand and success in order wins
- On Premise finished the year strong after a soft start
- Growth in orders from OOH reflecting optimism in advertising market
- FY Orders +31% YoY / Q4 +44% YoY

Transportation

- Intelligent Transportation Systems (ITS) entry into California
- Aviation pipeline growth through strategic partnerships
- Growing interest in chip on board solutions
- FY Orders -10% YoY / Q4 +14% YoY


Prescott

International

- Won large stadium project in Saudi Arabia - Aramco Stadium
- Advertising market grew throughout FY25, especially in Q4
- Strengthening pipeline and conversion continues to grow in Transportation, Gov't and Industry
- FY Orders +32% YoY / Q4 +112% YoY


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GUEST
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PROUD SPONSORS OF BHS ATHLETICS
REFRESHMENT SERVICES PEPSI

High School Park & Recreation

- Record order bookings for the quarter and year
- Strong adoption of professional services – Curriculum and Sports Marketing
- Indoor and outdoor video drive growth
- FY Orders +19% YoY / Q4 +33% YoY

FY 2025 Q4 key product releases New Product Offerings Next generation Digital Billboard Next generation Outdoor Configurable Video Control Capabilities Live Switch - Video switching and replay launched into HSPR market Venus Live launched for Live Event Venues Show Control next generation – new data and scoring platform launched for Live Events Piloting next generation real-time graphics system with logic-driven automated 2D & 3D graphics for in-bowl live event productions Display Studio – installed at Acrisure Stadium (Pittsburgh, PA) Digital Billboard LAMAR (New Orleans, LA)

Operational efficiency reviews & implementation of changes across all manufacturing sites (kicked off with HSPR cost-reduction initiatives) - on track Align operations with anticipated evolution in underlying technologies - on track Leveraging purchasing power on input costs Ö Reduced product complexity and speed to market - on track Aggressively renegotiating key supply contracts Ö Value-based pricing changes – service parts and certain products – on track Launch of SaaS product trials to target customers – on track Prioritizing high-growth international geographies and segments – on track Faster inventory turnover and improved efficiency – Ö Launched a modernized service system in May 2025 – Ö Launching AI Guided Troubleshooting Tools with Technical Services - on track Driving down costs Driving profitable growth Transformation: Momentum from Launched Initiatives, Next 6 Months Focus – FQ4 UPDATE

DIGITAL TRANSFORMATION

FY26 – 28
3 YEAR PLAN

FY25 Significant progress along our digital roadmap

- **E-sales channel**
- **Testing and training for Services & Enterprise Performance Mgt initial releases**
- **Control System Launch**
- **Sales Tools Development**
- **Service Software System Release**

CREATE DEMAND

- Quoting Platform Modernization
- Subscription Management Enablement
- Order Capture Streamlining

FULFILLMENT & SUPPORT

- Project Management Platform
- Service Platform Enhancements
- Customer Asset Management

CORPORATE PERFORMANCE MANAGMENT

- ERP Upgrade
- Fulfillment Performance Reporting
- Sales and Operation Planning (S&OP) Modernization
- Scenario Planning →

DATA & ARTIFICIAL INTELLIGENCE

- Customer Data Unification
- Data Governance
- Artificial Intelligence

DAKTRONICS

Non-recurring expenses and valuation adjustments $ Thousands FQ4 2025 FY 2025 Non-Recurring Expenses Business/digital Transformation(1) $ 1,031 $ 7,085 Corporate Governance(1) 3,881 6,825 Management Transition(1) 2,614 2,614 Total $ 7,526 $ 16,524 Valuation Adjustments Change in FV of Convertible Note(1) $ (2,848) $ 22,521 Allowance for credit loss on Affiliate Loan(1) 15,480 15,480 Inventory, warranty, project contract (tariff impact @YE) $1,200 $1,200 (1)  Adjusted Operating Income and Adjusted Net Income are measures not defined by accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are used to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting this non-GAAP financial measurement provides investors with a consistent way to analyze our performance. For more information, see the supplemental calculation contained later in this release.

OPERATING INCOME RESULTS $ Thousands except % data FQ4 2025 FY 2025 Operating income (reported) $(1,740) $33,118 Adjustments 7,526 16,524 Operating Income (adjusted)(1) $5,786 $49,642 Operating margin (reported) (1.0)% 4.4% Adjustments 4.4% 2.2% Operating margin (adjusted) 3.4% 6.6% (1)  Adjusted Operating Income and Adjusted Net Income are measures not defined by accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are used to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting this non-GAAP financial measurement provides investors with a consistent way to analyze our performance. For more information, see the supplemental calculation contained later in this release.

REVENUE TAILWIND HEADING INTO FY 2026


Annual
Orders
FY21 FY22 FY23 FY24 FY25
$516
$846
$681
$740
$781
Net Sales
FY21 FY22 FY23 FY24 FY25
$482
$611
$754
$818
$756
Quarterly
Orders
FY24 Q4
---- FY 2025 ----
Q1 Q2 Q3 Q4
$206
$176
$178
$187
$241
Net Sales
FY24 Q4
---- FY 2025 ----
Q1 Q2 Q3 Q4
$216
$226
$208
$150
$173

DAKTRONICS

Balance Sheet Strength and Capital Allocation Inventory efficiency - $32M or > 23% reduction YoY Conversion of the 9% interest rate subordinated debt to equity Asset valuation marks and allowance for credit losses Cash balance at YE = $128 million vs $82 million at prior YE FY2025 CapEx =  $19 million vs $17 million in FY2024 Digital transformation (IT) and Product development investments Share repurchase = $29 million @ $14.23 VWAP

TARIFF IMPACTS Ultimate cost is currently indeterminable Rates not set and keep changing Unclear whether imports of both finished products and inputs will  ultimately be subject to tariffs Exceptions, correct import codes, applicability still up in air Competitor reaction not known or uniform Facts and exposures 80% of finished product manufactured in U.S. facilities <50% components used by U.S. facilities are imported from other countries, including China Pre-" reciprocal" tariffs have been running at  ~$0.5M per month since 2018 Incurred $2M in "reciprocal" tariffs in 1st 5 weeks of FY26 ( at highest " pre-pause " rates ) New steel and metals tariff (as of February) have negligible impact At year-end: reviewed inventory, warranties and revenue recognition on outstanding contracts – nominal "mark" was $1.2M and is likely reversible High degree of uncertainty on tariff policy, exceptions and competitive reaction makes planning and forecasting impact difficult

FY26-28 TRANSFORMATION PLAN Revenue Growth > Addressable Market: 7-10% CAGR Value-based selling Revenue mix diversification New products Top quartile ROIC = 17-20% Operating Margins + Growth + Capital Allocation Timing: Preponderance of benefits expected in 2HFY2026 and FY2027 Higher Operating Margin: 10-12% Structural cost reduction across supply chain High value investment in product development Best Practices Planning, risk management, capital allocation Executive Compensation Digital transformation

TOUGH ENVIRONMENT BUT ON TRACK AND STAYING FLEXIBLE Many levers to pull – making “no regrets” adjustments Selective price adjustments, escalation clauses in contracts, in keeping with value-based positioning Supply chain flexibility on many components Global manufacturing footprint – affords flexibility - can shift some production to lower-tariff locations Strong, developing international growth opportunity that can further diversify the revenue base to reduce exposure to U.S.-based revenue Business transformation plan intact No marked change in tone of business or customer activity to date Supply chain is healthy Customers are becoming acclimated to inflation Transformation plan unaffected: Long-term objectives remain in place Remaining Agile, Focusing on What Can Be Controlled appendix University of Connecticut, East Hartford, CT

Net Sales and orders by business unit ($ in thousands) (1) Orders and backlog metrics are non-GAAP measures, and our methodology for determining orders and backlog may vary from the methodology used by other companies in determining their orders and backlog amounts. For more information related to backlog, see Part I, Item 1. Business of our Annual Report on Form 10-K for the fiscal year ended April 26, 2025.

Reconciliation of Free Cash Flow (1) (1) In evaluating its business, Daktronics considers and uses free cash flow as a key measure of its operating performance. The term free cash flow is not defined under accounting principles generally accepted in the United States of America ("GAAP") and is not a measure of operating income, cash flows from operating activities or other GAAP figures and should not be considered alternatives to those computations. Free cash flow is intended to provide information that may be useful for investors when assessing period to period results. ($ in thousands, unaudited)

Reconciliation of adjusted Operating income (1) ($ in thousands, unaudited) (1) In evaluating its business, Daktronics considers and uses adjusted operating income as a key measure of its operating performance. The term adjusted operating income is not defined under GAAP and is not a measure of operating income, cash flows from operating activities, or other GAAP figures and should not be considered alternatives to those computations. We define non-GAAP adjusted operating income as operating (loss) income plus unique expenses, for example, expenses related to business and digital transformation consultant costs and legal costs associated with special corporate governance matters. Management believes non-GAAP adjusted operating income is a useful indicator of our financial performance and our ability to generate cash flows from operations. Our definition of non-GAAP adjusted operating income may not be comparable to similarly titled definitions used by other companies. The table above reconciles non-GAAP adjusted operating income to comparable GAAP financial measures.

Reconciliation of adjusted net income (1) ($ in thousands, unaudited) (1) Adjusted net income, using 26% tax rate. We disclose adjusted net income as a non-GAAP financial measurement in order to report our results exclusive of items that are non-recurring or not core to our operating business. We believe presenting this non-GAAP financial measurements provide investors with a consistent way to analyze our performance.

Reconciliation of Long-term debt ($ in thousands, unaudited)

Fiscal Fourth Quarter 2025 Results Call June 25, 2025  NASDAQ:  DAKT VIDEO BOARDS & MESSAGE CENTERS INDOOR HIGH RESOLUTION CONTROL SYSTEMS DYNAMIC MESSAGE SIGNS DIGITAL BILLBOARDS Technical & Professional Services